As filed with the Securities and Exchange Commission on April 4, 2014

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	16-1685692
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104-2870

(Address of principal executive offices) (Zip Code)

INSTITUTIONAL FINANCIAL MARKETS, INC.

SECOND AMENDED AND RESTATED 2010 LONG-TERM INCENTIVE PLAN

(Full title of the plan)

Joseph W. Pooler, Jr.

Chief Financial Officer

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, PA 19104-2870

(215) 701-9555

(Name and address of agent for service)

(215) 701-9555

(Telephone number, including area code, of agent for service)

Copies to:

Darrick M. Mix, Esq.

Duane Morris LLP

30 South 17th Street

Philadelphia, PA 19103-4196

(215) 979-1000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(2)
Common Stock, par value $0.001 per share	2,500,000	$2.03	$5,075,000	$653.66
Preferred Stock Purchase Rights(3)	—	—	—	—

(1)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers such additional shares as may hereafter be offered or issued to prevent dilution resulting from stock splits, stock dividends, recapitalizations or certain other capital adjustments.
(2)	Calculated pursuant to Rule 457(h) under the Securities Act based upon the average ($2.03) of the high ($2.11) and low ($1.94) prices of Institutional Financial Markets, Inc.’s (the “Registrant”) common stock, par value $0.001 per share (“Common Stock”), reported by the NYSE MKT on March 28, 2014, which is within five (5) business days prior to the date of this Registration Statement.
(3)	Each share of Common Stock is accompanied by a right to purchase a unit consisting of one ten-thousandth of a share of the Registrant’s Series C Junior Participating Preferred Stock, par value $0.001 per share, pursuant to a Rights Agreement between the Registrant and Computershare Shareowner Services LLC, as Rights Agent.

EXPLANATORY STATEMENT

Institutional Financial Markets, Inc. (formerly Cohen & Company Inc.) (the “Registrant”) has filed this Registration Statement to register under the Securities Act of 1933, as amended (the “Securities Act”), the offer and sale of 2,500,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Registrant, not previously registered, pursuant to the Registrant’s Second Amended and Restated 2010 Long-Term Incentive Plan (the “Plan”). Such shares are being registered in addition to the Common Stock previously registered for issuance on the Registrant’s Registration Statements on Form S-8 concerning the Plan filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 29, 2010 (Registration No. 333-166386) and on May 17, 2011 (Registration No. 333-174281) (together, the “Prior Registration Statements”).

Effective as of November 15, 2013, the Board of Directors of the Registrant authorized the registration of an additional 2,500,000 shares of Common Stock under the Plan. In accordance with Instruction E to the General Instructions to Form S-8, the Registrant is registering the additional 2,500,000 shares of Common Stock which may, upon approval of the Plan by the Company’s stockholders, be offered and sold under the Plan pursuant to this Registration Statement, and the contents of the Prior Registration Statements are incorporated by reference herein, except to the extent supplemented, amended or superseded by the information set forth herein.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.	Incorporation of Documents by Reference.

The following documents filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are incorporated into this Registration Statement by reference (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with the Commission’s rules):

(a) The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Commission on March 7, 2014;

(b) The Registrant’s Current Report on Form 8-K filed with the Commission on February 20, 2014;

(c) The description of the Registrant’s shares of Common Stock contained in its registration statement on Form 8-A filed by the Registrant with the Commission on December 16, 2009 pursuant to Section 12(b) of the Exchange Act, including all amendments and reports filed for the purpose of updating such description; and

(d) The description of the Registrant’s preferred stock purchase rights contained in its registration statement on Form 8-A filed by the Registrant with the Commission on May 17, 2013 pursuant to Section 12(b) of the Exchange Act, including all amendments and reports filed for the purpose of updating such description.

All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document which also is incorporated by reference herein) modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

Item 8.	Exhibits.

The following Exhibits are filed as part of this Registration Statement:

Exhibit No.	Description

4.1	Second Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (Registration No. 333-111018) filed with the Commission on February 6, 2004).

4.2	Articles of Amendment changing the Registrant’s name to Alesco Financial Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-138136) filed with the Commission on October 20, 2006).

Exhibit No.	Description

4.3	Articles of Amendment to Effectuate the Reverse Stock Split (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.4	Articles of Amendment to Set Par Value (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.5	Articles of Amendment changing the Registrant’s name to Cohen & Company Inc. (incorporated by reference to Exhibit 3.5 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.6	Articles of Amendment changing the Registrant’s name to Institutional Financial Markets, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on January 24, 2011).

4.7	Articles Supplementary — Series A Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.8	Articles Supplementary — Series B Voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.9	Articles Supplementary — Series C Junior Participating Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 28, 2009).

4.10	Articles Supplementary — Series D Voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 31, 2012).

4.11	Articles Supplementary — Series E Voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 13, 2013).

4.12	By-laws, as amended (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 11, 2005).

4.13	Form of 10.50% Contingent Convertible Senior Notes due 2027 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Commission on July 26, 2011).

4.14	Indenture, dated as of July 22, 2011, between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 26, 2011).

4.15	Form of Specimen Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 10-K filed with the Commission on March 10, 2010).

4.16	Section 382 Rights Agreement, dated as of May 9, 2013, by and between Institutional Financial Markets, Inc. and Computershare Shareowner Services LLC (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 13, 2013).

4.17	Registration Rights Agreement, dated as of May 9, 2013, by and among Institutional Financial Markets, Inc., Cohen Bros. Financial, LLC and Mead Park Capital Partners LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 13, 2013).

4.18	Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2013).

Exhibit No.	Description

5.1*	Opinion of Duane Morris LLP.

23.1*	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

23.2*	Consent of Duane Morris LLP (included in Exhibit 5.1).

24.1*	Power of Attorney (included on signature pages of this Registration Statement).

*	Filed herewith.

SIGNATURES AND POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Philadelphia, state of Pennsylvania, on this 4th day of April, 2014.

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:
/s/ Lester R. Brafman
Lester R. Brafman

Chief Executive Officer (Principal Executive Officer)

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Lester R. Brafman, Joseph W. Pooler, Jr. and Rachael Fink, acting individually, the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Lester R. Brafman	Chief Executive Officer (Principal Executive Officer)	April 4, 2014
Lester R. Brafman

/s/ Daniel G. Cohen	Director	April 4, 2014
Daniel G. Cohen

/s/ Thomas P. Costello	Director	April 4, 2014
Thomas P. Costello

/s/ G. Steven Dawson	Director	April 4, 2014
G. Steven Dawson

/s/ Jack J. DiMaio, Jr.	Chairman	April 4, 2014
Jack J. DiMaio, Jr.

/s/ Joseph M. Donovan	Director	April 4, 2014
Joseph M. Donovan

/s/ Jack Haraburda	Director	April 4, 2014
Jack Haraburda

Signatures	Title	Date

/s/ Douglas Listman	Chief Accounting Officer and Assistant Treasurer (Principal Accounting Officer)	April 4, 2014
Douglas Listman

/s/ Joseph W. Pooler, Jr.	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)	April 4, 2014
Joseph W. Pooler, Jr.

/s/ Christopher Ricciardi	Director	April 4, 2014
Christopher Ricciardi

/s/ Neil S. Subin	Director	April 4, 2014
Neil S. Subin

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Articles of Amendment and Restatement (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registrant’s Registration Statement on Form S-11 (Registration No. 333-111018) filed with the Commission on February 6, 2004).

4.2	Articles of Amendment changing the Registrant’s name to Alesco Financial Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Registration Statement on Form S-3 (Registration No. 333-138136) filed with the Commission on October 20, 2006).

4.3	Articles of Amendment to Effectuate the Reverse Stock Split (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.4	Articles of Amendment to Set Par Value (incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.5	Articles of Amendment changing the Registrant’s name to Cohen & Company Inc. (incorporated by reference to Exhibit 3.5 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.6	Articles of Amendment changing the Registrant’s name to Institutional Financial Markets, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on January 24, 2011).

4.7	Articles Supplementary — Series A Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.8	Articles Supplementary — Series B Voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.4 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 17, 2009).

4.9	Articles Supplementary — Series C Junior Participating Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 28, 2009).

4.10	Articles Supplementary — Series D Voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on December 31, 2012).

4.11	Articles Supplementary — Series E Voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 13, 2013).

4.12	By-laws, as amended (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on October 11, 2005).

4.13	Form of 10.50% Contingent Convertible Senior Notes due 2027 (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Commission on July 26, 2011).

4.14	Indenture, dated as of July 22, 2011, between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on July 26, 2011).

4.15	Form of Specimen Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registrant’s Annual Report on Form 10-K filed with the Commission on March 10, 2010).

4.16	Section 382 Rights Agreement, dated as of May 9, 2013, by and between Institutional Financial Markets, Inc. and Computershare Shareowner Services LLC (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 13, 2013).

Exhibit No.	Description

4.17	Registration Rights Agreement, dated as of May 9, 2013, by and among Institutional Financial Markets, Inc., Cohen Bros. Financial, LLC and Mead Park Capital Partners LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Commission on May 13, 2013).

4.18	Second Amended and Restated Institutional Financial Markets, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2013).

5.1*	Opinion of Duane Morris LLP.

23.1*	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm.

23.2*	Consent of Duane Morris LLP (included in Exhibit 5.1).

24.1*	Power of Attorney (included on signature pages of this Registration Statement).

*	Filed herewith.